Exhibit 99.1

AIxC and Sei Development Foundation Announce Strategic Collaboration

Los Angeles, CA (Feb 2, 2026) — AIxCrypto Inc. (NASDAQ: AIXC, “AIxC” or the “Company”), a U.S.-Nasdaq listed company dedicated to building a world-leading ecosystem that integrates AI and blockchain while bridging Web2 and Web3, and the Sei Development Foundation today announced a strategic technology collaboration to explore opportunities in high-performance blockchain infrastructure. Sei Development Foundation is an independent US non-profit dedicated to the advancement and adoption of open source, permissionless protocols like Sei Network – the fastest EVM Layer-1 blockchain built to support world-scale decentralized applications.

Both parties will engage in in-depth discussions on technical integration, infrastructure solutions, and ecosystem synergies to evaluate how to jointly advance the convergence and innovation of AI and blockchain technologies.

The partnership marks a critical step in AIxC’s exploration into building applications on Sei Network’ infrastructure across its product portfolio This includes applications designed for Faraday Future’s (NASDAQ: FFAI) mobility and embodied AI (EAI) robotics ecosystem, as part of the Companies’ joint ‘FFAI + AIXC’ strategy to bridge Web2 and Web3.

The Sei Network delivers sub-second finality and reports processing over five billion transactions to date—infrastructure built for the scale AIxC is targeting. Through this collaboration, the Sei Development Foundation and AIxC will work closely with teams across the Sei ecosystem to explore innovative infrastructure solutions, including on-chain identity and transaction primitives for future mobility and EAI initiatives. These initiatives aim to assess the utility of Sei’s sub-second finality for real-time DePIN applications.

This collaboration will focus on:

●	Evaluating the technical suitability of Sei Network for specific application scenarios within the AIxC ecosystem.

●	Jointly exploring the possibilities of AI-driven decentralized EAI devices and applications on high-performance chains.
●	Exploring foundational protocol innovations for AI-autonomous trading, management, and verification within the context of a silicon-based economy.
●	Identifying technical synergies in areas including intelligent vehicles, robotics, and IoT devices.

“We are committed to aligning with top-tier technology partners. Sei’s technical expertise in high-performance blockchain complements our exploration in AI and intelligent assets,” said Jerry Wang, Co-CEO of AIxCrypto Inc. “Both parties are pushing the boundaries of innovation in our respective fields, and this partnership gives us the opportunity to jointly explore some exciting technical directions.”

“We’re pleased to partner with AIxC as they build at the intersection of AI and Web3. Sei Network was designed to handle high-throughput applications with sub-second finality, and we look forward to working together to explore how that infrastructure can support their growing ecosystem,” said Jack Lipstone, Business Development Director of Sei Development Foundation.

This collaboration establishes a preliminary strategic framework and represents AIxC’s ongoing strategy to collaborate with leading technology providers in the blockchain space, ensuring the Company maintains access to best-in-class infrastructure as it scales its ecosystem and product offerings while maintaining the Company’s focus on regulatory compliance, security, and user-centric design.

About AIxCrypto:

AIxCrypto is a U.S. Nasdaq-listed company dedicated to building a world-leading ecosystem that integrates AI and blockchain while bridging Web2 and Web3. Its core products include the BesTrade DeAI Agent and the AIxC ecosystem products.

About Sei Network:

Sei is a blockchain designed for fast, cheap financial transactions, combining the network effects of Ethereum with the performance of Solana. Sei has processed more than five billion transactions across more than 95 million wallets and has become the #1 EVM chain by number of active users. The team is backed by top investors such as Multicoin, Jump, Coinbase Ventures, and Circle Ventures – and includes talent from companies like Robinhood, Google, Coinbase, Databricks, Uber, and Goldman Sachs. To learn more about Sei Network, visit https://www.sei.io/.

About Sei Development Foundation:

Sei Development Foundation is an independent US non-profit dedicated to the advancement and adoption of open source, permissionless protocols like Sei – the fastest EVM Layer-1 blockchain built to support world-scale decentralized applications. Through education, funding, and ecosystem support, the Foundation collaborates with a global community of builders and users to promote and expand the benefits of Sei and related projects. To learn more about Sei Development Foundation, visit www.seifdn.org.

FORWARD LOOKING STATEMENTS:

This press release contains “forward-looking statements”, including statements regarding AIxCrypto Holdings, Inc. (“AIxCrypto”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this press release, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of AIxCrypto are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. AIxCrypto cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this press release does not identify or include any risk or exposures of AIxCrypto that would materially and adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company’s actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which AIxCrypto carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; the inherent volatility and regulatory uncertainty associated with cryptocurrency investments; legal and regulatory requirements; market conditions and the demand and pricing for our products; the availability of reaching an agreement for the purchase of FFAI common shares; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers’ needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this press release is provided as of the date of the press release issuance and is subject to change without notice. Neither AIxCrypto, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This press release does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Readers are advised not to place undue reliance on forward-looking statements, as there is no guarantee that the plans, intentions, or expectations they are based on will be realized. While management believes these statements are reasonable at the time of preparation, actual results may differ materially. These forward-looking statements reflect the Company’s expectations as of the date of this presentation and are subject to change without notice. The Company is not obligated to update or revise these statements, unless required by law.

Forward-looking statements are often identified by words such as “may,” “could,” “would,” “might,” or “will,” indicating possible future actions, events, or outcomes. These statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ significantly from what is expected.

Actual results may differ materially due to factors such as the ability to secure financing, complete transactions, meet exchange requirements, consumer demand, competition, and unexpected costs. These forward-looking statements are based on assumptions that may prove incorrect, and the Company does not assume any obligation to update them except as required by law. Given the uncertainties involved, readers should not place undue reliance on these statements.

You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this news release. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this news release, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Investor & Media Contact:

Investor Relations Department

AIxCrypto

5857 Owens Avenue, Suite 300, Carlsbad, CA 92008

Tel: +1 (760) 452-8111

Email: IR@aixcrypto.ai

Sei’s Media Contact: contact.us@seifdn.org